United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2008

Date of Report

(Date of earliest event reported)

E.R.C. ENERGY RECOVERY CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-53116	22-2301634
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3884 East North Little Cottonwood Rd

Salt Lake City, Utah  84092

 (Address of Principal Executive Offices)

(801) 580-4555

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

The Company has assembled the necessary information and documentation to accompany a proposed Form 211 filing to seek OTCBB quotations on the Company's common stock with the Financial Industry Regulatory Authority and has submitted this information and documentation to a registered broker-dealer for it and its legal counsel's review and consideration. No assurance can be given that the Company will be granted the right to have its securities quoted on the OTCBB or any other nationally recognized medium on which securities of companies are publicly traded.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

E. R. C. ENERGY RECOVERY CORPORATION

Date:	3/11/08	By:	/s/David C. Merrell
David C. Merrell
President and Director

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